Loss per share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Loss per share

9 Loss per share

Basic earnings per share, in this case a loss per share, is calculated by dividing the loss for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is calculated by dividing the loss attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The calculation of loss per share is based on the following data:

	2020	2019
	£ 000	£ 000
Net loss for the period	(12,326)	(7,484)

Number of share in issue:

	2020	2019
	No. of shares	No. of shares
Weighted average issued shares	100,000	100,000

The loss per share calculation does not include B ordinary shares as these are non dividend bearing and therefore do not participate in the profit or loss for the period.

Due to the Reorganization as described in note 2 Significant accounting policies, the number of shares at the 2019 reporting period has been restated to reflect the current share structure of in order to present loss per share on a comparable basis. Vertical Aerospace Group Ltd was incorporated in May 2020, therefore, were it not for the restatement due to the Reorganization, the number of shares would be nil.

	2020	2019
	£	£
Basic and diluted loss per share	(123.26)	(74.84)